                                   AGREEMENT

     This Agreement dated September 1, 1998 is by and among Quicksilver Resources Inc., a Delaware corporation ("QRI"), Joint Energy Development Investments Limited Partnership, a Delaware limited partnership ("JEDI"), Trust Company of the West, a California trust company, in the capacity indicated on the signature page hereto ("TCW"), and Mercury Exploration Company, a Texas corporation ("Mercury").

     WHEREAS, JEDI, TCW and Mercury are stockholders of QRI, and, pursuant to
Section 8(i) of the Stockholders Agreement dated April 9, 1998 by and among QRI, JEDI, TCW, Mercury and the other stockholders of QRI, QRI is prohibited from merging with or into any other corporation or entity without the prior written consent of JEDI and TCW; and

     WHEREAS, QRI desires to enter into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with MSR Exploration Ltd., a Delaware corporation ("MSR"), pursuant to which MSR would be merged with and into QRI (the "Merger"); and

     WHEREAS, JEDI and TCW have agreed to consent to the execution and delivery of the Merger Agreement and the consummation of the Merger by QRI on the condition that QRI and Mercury agree with JEDI and TCW as set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

     1. QRI shall provide to each of JEDI and TCW copies of (a) all notices and other communications made or given by QRI or received by QRI from any other person or entity pursuant to the Merger Agreement, (b) all press releases and other public announcements proposed to be made regarding the Merger Agreement or the transactions contemplated thereby, including the Merger, a reasonable time prior to the release thereof to the public, and (c) the Registration Statement (as defined in the Merger Agreement), and any amendment thereto, a sufficient amount of time prior to the filing thereof with the Securities and Exchange Commission to allow JEDI and TCW to review and comment on such Registration Statement or amendment thereto. QRI shall not (a) make, or consent to the making of, any such press release or other public announcement to which JEDI or TCW reasonably objects in writing or (b) file any such Registration Statement, or amendment thereto, unless QRI shall have made all modifications thereto reasonably requested by JEDI or TCW.

     2. Without the prior written consent of each of JEDI and TCW, QRI shall not (a) consent to or approve any act or failure to act (including without limitation approving any document or instrument) that, pursuant to the Merger Agreement, requires the consent or approval of QRI, (b) waive any inaccuracy in any representation or warranty made in the Merger Agreement or any other document delivered pursuant thereto, (c) waive compliance with, or extend the time for performance of, any covenant, agreement or condition contained in the Merger Agreement or any other document delivered pursuant thereto, (d) agree or consent to the termination of the Merger Agreement pursuant to Section 8.01(a) of the Merger Agreement, (e) agree to any amendment to the Merger Agreement, (f) execute, agree or consent to, approve or otherwise be a party to any agreement, document, instrument or other arrangement relating to the Merger except for the Merger Agreement and such agreements, documents and instruments as are expressly contemplated by the Merger Agreement; or (g) exercise or fail to exercise any other rights of, or modify any obligation of, QRI under the Merger Agreement except as expressly provided herein. Notwithstanding the foregoing, QRI shall be entitled to terminate the Merger Agreement pursuant to the provisions of Section 8.01 of the Merger Agreement other than Section 8.01(a).

     3. In the event that JEDI or TCW believes in good faith that the QRI is entitled pursuant to Section 8.01 of the Merger Agreement to terminate the Merger Agreement and delivers to QRI written instructions to terminate the Merger Agreement, QRI shall immediately take all necessary action to cause the Merger Agreement to be terminated.

     4. Each of the parties hereto represents and warrants to each of the other parties hereto that, as of the date hereof and the date of the closing of the Merger, it is not a party to any agreement, document, instrument or other arrangement in any way related to, or entered into in connection with, the Merger that has not been fully disclosed in writing to each of the other parties hereto.

     5. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. The rights and obligations of a party hereunder shall not be assignable without the prior written consent of the other party.

     6. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

     7. The laws of the State of Texas shall govern this Agreement without regard to principles of conflict of laws.

     8. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. The agreements of the parties contained in this Agreement are not intended, and shall not be interpreted, to confer any benefit on any person other than the parties hereto.

     9. This Agreement may be amended only by means of a written amendment signed by all of the parties hereto.

     10. All notices provided for hereunder shall be given by telecopy (confirmed by overnight delivery), air courier guaranteeing overnight delivery or personal delivery at the following addresses:

     If to QRI:

          Quicksilver Resources, Inc.
          1619 Pennsylvania Avenue
          Fort Worth, Texas 76104
          Attention:  Glenn Darden
          Telecopier: (817) 332-1883

     If to JEDI:

          Joint Energy Development Investments Limited Partnership c/o Enron Capital Management Limited Partnership
          1400 Smith Street
          Houston, Texas  77002
          Attention:  Jeremy M. Blachman
          Telecopier: (713) 646-8174

               with copies to:

          Enron Capital & Trade Resources
          Corp. Legal Department
          1400 Smith Street
          Houston, Texas  77002
          Attention:  Gareth S. Bahlmann
          Telecopier: (713) 646-3393

          Enron Capital & Trade Resources
          Compliance Department
          1400 Smith Street
          Houston, Texas  77002
          Attention:  Donna W. Lowry
          Telecopier: (713) 646-4039 or (713) 646-4946

     If to TCW:

          Trust Company of the West
          865 South Figueroa Street
          Los Angeles, California  90017
          Attention:  Arthur R. Carlson
          Telecopier:  (213) 244-0604

               and

          TCW Asset Management Company
          2175 First Interstate Bank Plaza
          1000 Louisiana
          Houston, Texas  77002
          Attention:  George R. Hutchinson
          Telecopier:  (713) 615-7460

               with copies to:

          Milbank, Tweed, Hadley & McCloy
          601 South Figueroa Street, 30th Floor
          Los Angeles, California  90017
          Attention:  David A. Lamb
          Telecopier:  (213) 629-5063

     If to Mercury:

          Mercury Exploration Company
          1619 Pennsylvania Avenue
          Fort Worth, Texas  76104
          Attention:  Glenn Darden
          Telecopier:  (817) 332-1883

or to such other address as any such party may designate by notice in the manner provided above. All such notices shall be deemed to have been delivered and received at the time delivered by hand, if personally delivered, when receipt acknowledged, if telecopied, and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

     11. Each of the parties hereto acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter in addition to any other remedy to which it may be entitled, at law or in equity, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

     EXECUTED as of the date first written above.

                                   QUICKSILVER RESOURCES INC.


                                   By: /s/ Glenn Darden
                                      ---------------------------------------
                                   Name:   Glenn Darden
                                        -------------------------------------
                                   Title:  Vice President
                                         ------------------------------------

                                   JOINT ENERGY DEVELOPMENT
                                   INVESTMENTS LIMITED PARTNERSHIP

                                   By: Enron Capital Management, Limited
                                       Partnership, its General Partner

                                   By: Enron Capital Corp., its General Partner


                                   By: /s/ Jesse E. Neyman
                                      ---------------------------------------
                                   Name:   Jesse E. Neyman
                                        -------------------------------------
                                   Title:  Agent and Attorney-in-Fact
                                         ------------------------------------


                                   TRUST COMPANY OF THE WEST, a California trust company, as Sub-Custodian for Mellon Bank for the benefit of Account No. CPFF 869-3062

                                   By: TCW ASSET MANAGEMENT COMPANY, a
                                   California corporation, as Investment Manager under that certain Agreement dated as of
                                   June 13, 1994, between TCW Asset Management
                                   Company and Morgan Stanley Group, Inc.


                                   By: /s/ Thomas F. Mehlberg
                                      ---------------------------------------
                                   Name:   Thomas F. Mehlberg
                                        -------------------------------------
                                   Title:  Managing Director
                                         ------------------------------------


                                   By: /s/ Marc L. MacAluso
                                      ---------------------------------------
                                   Name:   Marc L. MacAluso
                                        -------------------------------------
                                   Title:  Senior Vice President
                                         ------------------------------------

                                   MERCURY EXPLORATION COMPANY


                                   By: /s/ Glenn Darden
                                      ---------------------------------------
                                   Name:   Glenn Darden
                                        -------------------------------------
                                   Title:  Vice President
                                         ------------------------------------